SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): April 16, 1997


                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)








                    Exhibit Index is located on Page 4

                             Page 1 0f 11 Pages

     Item 5.   Other Events.


               1. On April 16, 1997, the Registrant issued a press release.

               Attached as Exhibit (20)(i) is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.


     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (c)  20(i)  Press release dated April 16, 1997
                      announcing Stanley's first quarter
                      results.

               20(ii) Cautionary statements relating to forward
                      looking statements included in Exhibit 20
                      (i).























                             Page 2 of 11 Pages



                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



Date: April 16, 1997          By:  Stephen S. Weddle
                              Name:     Stephen S. Weddle
                              Title:    Vice President, General
                                        Counsel and Secretary






























                              Page 3 of 11 Pages



                               EXHIBIT INDEX

                        Current Report on Form 8-K
                           Dated April 16, 1997



          Exhibit No.                                Page

          20(i)                                        5

          20 (ii)                                      11





































                             Page 4 of 11 Pages